Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of Operations

Nature of Operations.    Southwest Gas Corporation and its subsidiaries (the “Company”) consist of two segments: natural gas operations (“Southwest” or the “natural gas operations” segment) and construction services. Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Centuri Construction Group Inc. (“Centuri” or the “construction services” segment), a wholly owned subsidiary, is a full-service underground piping contractor that primarily provides utility companies with trenching and installation, replacement, and maintenance services for energy distribution systems, and industrial construction solutions. Centuri operations are generally conducted under the business names of NPL Construction Co., Link-Line, W.S. Nicholls, and Brigadier.

Basis of Presentation

Basis of Presentation.    The Company follows generally accepted accounting principles in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for the natural gas utility operations conforms with U.S. GAAP as applied to regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

Consolidation.    The accompanying financial statements are presented on a consolidated basis and include the accounts of Southwest Gas Corporation and all subsidiaries (except those accounted for using the equity method as discussed further below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.

In October 2014, the Company, through its subsidiaries, led principally by NPL Construction Co., completed the acquisition of three privately held, affiliated construction businesses for approximately US$221 million. Additional consideration will be paid or accrued through the true-up period. The acquisition extends the construction services operations into Canada and provides additional opportunities for market expansion. Funding for the acquisition was primarily provided by a new $300 million secured revolving credit and term loan facility described in Note 6 – Long-Term Debt. The acquired companies comprise: (i) Link-Line Contractors Ltd., an Ontario corporation (“Link-Line”) that provides construction and maintenance services for the Canadian utility industry, with operations primarily in Ontario, Canada; (ii) W.S. Nicholls Construction, Inc., an Ontario corporation, as well as two additional companies also operating under the name W.S. Nicholls, which together provide industrial construction solutions, fabrication, and civil services to the oil and gas, pulp and paper, and automotive industries, as well as government and private sector customers in British Columbia and Ontario, Canada (collectively “W.S. Nicholls”); and (iii) via asset purchase, the business of Brigadier Pipelines Inc., a Delaware corporation, operating primarily in Pennsylvania as a specialty midstream pipeline contractor (“Brigadier”).

In October 2014, upon completion of the acquisition, the Company restructured its ownership of NPL Construction Co. and Carson Water Company (an inactive wholly owned subsidiary) creating a holding company, a direct subsidiary of Carson Water Company. In January 2015, the holding company was renamed Centuri. In addition, two direct subsidiaries exist under Centuri: Vistus Construction Group Inc. (“Vistus”, U.S. operations) and Lynxus Construction Group Inc. (“Lynxus”, Canadian operations). Three subsidiaries exist under Vistus: NPL Construction Co., Southwest Administrators, and Brigadier Pipelines Inc. Link-Line and W.S. Nicholls are subsidiaries of Lynxus.

Lynxus, including its subsidiaries of Link-Line, W.S. Nicholls, WSN Construction and WSN Industries will be consolidated under the voting interest method of accounting. Brigadier will be consolidated under the voting interest method.

Centuri, through its subsidiaries, holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC) as a majority-owned subsidiary. Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction LTD. (“Western”), a Canadian construction services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The Company’s investment in Western is not significant in relation to its total assets included in the Consolidated Balance Sheets. At December 31, 2014, Centuri’s investment in Western is $14.7 million and its maximum exposure to loss as a result of its involvement with the entity is estimated at $20.8 million, including obligations under a construction bonding arrangement under which Centuri has guaranteed the performance on certain projects of Western. The estimated maximum exposure to loss represents the maximum loss that would be absorbed by Centuri in the event that all of the assets of Western are deemed worthless.

Centuri, through its subsidiaries, also has a 25% interest in CCI-TBN Toronto, Inc. and a 50% interest in Matheson-Nicholls Joint Venture. Any future changes to the values of these entities will be recorded by Centuri using the equity method. The equity method investment in Western is included in Other Property and Investments in the 2014 Consolidated Balance Sheet.

Net Utility Plant

Net Utility Plant.    Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost includes contracted services, material, payroll and related costs such as taxes and benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.

Other Property and Investments

Other Property and Investments.    Other property and investments includes (millions of dollars):

	2014	2013
Centuri property, equipment, and intangibles	$405	$320
Centuri accumulated provision for depreciation and amortization	(187)	(163)
Net cash surrender value of COLI policies	99	93
Other property	10	11

Total	$327	$261

Restricted Cash

Restricted Cash.    A construction bond that was required to be in place during the completion of one of Centuri’s construction projects is classified in the Consolidated Balance Sheets as restricted cash. The project is expected to be completed within one year. The restricted cash was acquired in conjunction with the acquisition of construction services businesses. See Note 15 – Acquisition of Construction Services Businesses for more information.

Deferred Purchased Gas Costs

Deferred Purchased Gas Costs.    The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.

Prepaids and Other Current Assets	Prepaids and other current assets. Prepaids and other current assets includes gas pipe inventory and operating supplies of $23 million in 2014 and $21 million in 2013.
Income Taxes

Income Taxes.    The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2014, the Company sustained losses in its foreign jurisdiction and therefore has no undistributed foreign earnings. However, the Company intends to permanently reinvest any future foreign earnings in Canada.

Cash and Cash Equivalents

Cash and Cash Equivalents.    For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with a purchase-date maturity of three months or less. In general, cash and cash equivalents fall within Level 1 (quoted prices for identical financial instruments) of the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. However, cash and cash equivalents at December 31, 2014 also includes two money market fund investments totaling approximately $250,000 which fall within Level 2 (significant other observable inputs) of the fair value hierarchy, due to the asset valuation methods used by money market funds.

During 2013 and 2014, approximately $9.3 million and $8.1 million, respectively, of customer advances, upon contract expiration, were applied as contributions toward utility construction activity and represent a non-cash investing activity. Additionally, in conjunction with the acquisition, the Company acquired several capital leases. During 2014 and after the acquisition date, an additional capital lease obligation was entered into and represents a non-cash financing inflow activity of $204,000. The associated capital lease asset represents a non-cash investing outflow activity of $204,000. In association with the acquisition, cash flows from investing activities includes an $18.9 million non-cash investing outflow due to equity to the noncontrolling interest in a subsidiary to acquire businesses. In addition, a non-cash investing outflow activity of $10.8 million related to an increase in an acquisition consideration payable is included.

Inventories	Inventories. Inventories are carried at weighted average cost and include natural gas stored underground, liquefied natural gas storage and materials and supplies.
Goodwill	Goodwill. The construction services segment includes Goodwill of $133 million in 2014 ($125 million related to the recent acquisition, which is net of approximately $5 million due to foreign currency exchange translation adjustments between the acquisition date and the end of the year). The December 31, 2014 and 2013 Goodwill amounts shown in the Consolidated Balance Sheets include approximately $8 million of Goodwill recognized when Southwest first acquired NPL Construction Co. and is associated with the construction services segment. Goodwill of $10 million in both 2014 and 2013 is associated with the natural gas operations segment. Goodwill is assessed for impairment annually, as required by U.S. GAAP, or otherwise, if circumstances indicate impairment to the carrying value of goodwill. No impairment was recorded in 2014.
Intangible Assets	Intangible Assets. Intangible assets are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. Intangible assets have finite lives and are described in Notes 2 and 15.
Accumulated Removal Costs

Accumulated Removal Costs.    Approved regulatory practices allow Southwest to include in depreciation expense a component to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission’s (“SEC”) position on presentation of these amounts, management has reclassified estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the balance sheets. The reclassified amounts are presented in the table below (thousands of dollars):

	December 31, 2014	December 31, 2013
Accumulated removal costs	$304,000	$279,000

Gas Operating Revenues

Gas Operating Revenues. Revenues are recorded when customers are billed. Customer billings are based on monthly meter reads and are calculated in accordance with applicable tariffs and state and local laws, regulations, and agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter reading date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals.

The Company acts as an agent for state and local taxing authorities in the collection and remission of a variety of taxes, including sales and use taxes and surcharges. These taxes are not included in gas operating revenues. The Company uses the net classification method to report taxes collected from customers to be remitted to governmental authorities.

Construction Revenues

Construction Revenues.    The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Long-term fixed-price contracts use the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on contracts not yet completed. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. In connection with significant changes in estimated costs to complete a large fixed-price contract, construction services results for 2012 reflected a pretax loss of $15 million ($0.20 per share, after tax). The estimated cost changes that resulted in the loss recognized included reductions in projected productivity and higher costs of restoration work. During 2013, profitability on this contract was minimal and as of December 31, 2013, this fixed-price contract was substantially complete. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model.

Construction Expenses

Construction Expenses.    The construction expenses classification in the income statement includes payroll expenses, job-related equipment costs, direct construction costs, gains and losses on equipment sales, general and administrative expenses, acquisition and acquisition-related costs, and office-related fixed costs of Centuri.

Net Cost of Gas Sold	Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of PGA deferrals and recoveries.
Operations and Maintenance Expense

Operations and Maintenance Expense.    For financial reporting purposes, operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers, uncollectible expense, administrative and general salaries and expense, employee benefits expense, and legal expense (including injuries and damages).

Depreciation and Amortization

Depreciation and Amortization.    Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Nonutility and construction services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.

Allowance for Funds Used During Construction ("AFUDC")

Allowance for Funds Used During Construction (“AFUDC”).    AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the consolidated statements of income as an offset to net interest deductions and the equity portion is reported as other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

	2014	2013	2012
(In thousands)
AFUDC:
Debt portion	$1,228	$1,260	$1,129
Equity portion	1,995	2,274	1,943

AFUDC capitalized as part of utility plant	$3,223	$3,534	$3,072

Other Income (Deductions)

Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the consolidated statements of income (thousands of dollars):

	2014	2013	2012
Change in COLI policies	$5,300	$12,400	$6,600
Interest income	2,602	461	924
Pipe replacement costs	—	(132)	(2,680)
Foreign currency transaction gain (loss)	(178)	—	—
Miscellaneous income and (expense)	(617)	(429)	(433)

Total other income (deductions)	$7,107	$12,300	$4,411

Included in the table above is the change in cash surrender values of company-owned life insurance (“COLI”) policies (including net death benefits recognized). Changes in cash surrender values are directly influenced by the investment portfolio underlying the insurance policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences. Pipe replacement costs include amounts associated with certain Arizona non-recoverable pipe replacement work. The replacement program work subject to non-recoverability was substantially completed in 2012.

Foreign Currency Translation

Foreign Currency Translation.    Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in other income (expense) within net income. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in other comprehensive income, if applicable.

Earnings Per Share

Earnings Per Share.    In connection with the ownership structure of Centuri and its subsidiary entities, a redeemable noncontrolling interest exists in Lynxus. The Company concluded that this noncontrolling interest meets the definition of a participating security in connection with Accounting Standards Codification (“ASC”) Topic 260, as a result of dividend participation rights of the noncontrolling interest that are different than the underlying proportional ownership interest. Related provisions of ASC 260 would require consideration of the participation right in computing earnings per share. However, as earnings are already attributed to the noncontrolling interest equivalent to the participation right, taking an additional adjustment in computing basic earnings per share would duplicate the economic impact associated with the participating security. Furthermore, as net income attributable to common shareholders of Southwest Gas Corporation has already been adjusted for the attribution of income to the noncontrolling interest, the Company concluded that a diluted earnings per share calculation, assuming exchange of the ownership shares of the noncontrolling interest in Lynxus, for ownership shares in Centuri, would not produce a different result than that which results from computing basic earnings per share. The noncontrolling interest is also redeemable for fair value at specified dates in the future. No adjustment will be made to the Company’s income attributable to common shareholders, in computing earnings per share, to reflect changes in the redemption price, as redemption at fair value is not considered an economic distribution different from other common stockholders. See also Note 15 – Acquisition of Construction Services Businesses and Note 16 – Construction Services Noncontrolling Interests.

Basic earnings per share (“EPS”) are calculated by dividing net income attributable to Southwest Gas Corporation by the weighted-average number of shares outstanding during the period. Diluted EPS includes additional weighted-average common stock equivalents (stock options, performance shares, and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table.

	2014	2013	2012
(In thousands)
Average basic shares	46,494	46,318	46,115
Effect of dilutive securities:
Stock options	17	26	42
Performance shares	215	231	254
Restricted stock units	218	183	144

Average diluted shares	46,944	46,758	46,555

Recently Issued Accounting Standards Updates

Recently Issued Accounting Standards Updates.    In May 2014, the Financial Accounting Standards Board (“FASB”) issued the update “Revenue from Contracts with Customers (Topic 606).” The update replaces much of the current guidance regarding revenue recognition including most industry-specific guidance. The core principle of the update is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity will be required to identify the contract with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. In addition to the new revenue recognition requirements, entities will be required to disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Entities may choose between two retrospective transition methods when applying the update. The Company plans to adopt this update, as required, on January 1, 2017 for interim and annual reporting periods. Early adoption is not permitted. The Company is evaluating what impact this standard might have on its consolidated financial statements and disclosures. Additionally, the power and utilities industry as a whole assembled a task force for purposes of considering unique circumstances that relate to our industry and for communicating those industry considerations to the American Institute of Certified Public Accountants. Those undertakings are ongoing.

In August 2014, the FASB issued the update “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which requires management to asses a company’s ability to continue as a going concern and to provide related footnote disclosures in certain circumstances. Under the update, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. The update is effective for the annual period ending after December 15, 2016, and all annual and interim periods thereafter. This update is not expected to have a material impact on the Company’s disclosures.

Subsequent Events	Subsequent Events. Management of the Company monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.
Reclassifications	Reclassifications. Certain reclassifications were made to the prior year’s financial information included in the Consolidated Balance Sheets (goodwill is identified separately from Deferred charges and other assets) in order to present the prior-year information on a basis comparable with the current year’s presentation, with no impact to total assets overall.